SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant X
Filed by a Party other than the Registrant __

Check the appropriate box:
__ Preliminary Proxy Statement                  __ Confidential, For Use of the
                                                Commission  Only  (as  permitted
                                                by Rule 14a-6(e)(2))
X  Definitive Proxy Statement
__ Definitive Additional Materials
__ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            First United Corporation
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         X  No fee required.

         __ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A

         (2) Aggregate number of securities to which transaction applies: N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4) Proposed maximum aggregate value of transaction: N/A

         (5) Total fee paid: N/A

         __ Fee paid previously with preliminary materials:  N/A

         __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement no.:

         (3) Filing Party:

         (4) Date Filed:

                            FIRST UNITED CORPORATION




                                               March 28, 2003


To Our Shareholders:

              On behalf of the Board of  Directors  and the whole  First  United
Team, I cordially invite you to attend the Annual Shareholders' Meeting to be held on Tuesday, April 29, 2003, at 3:00 p.m. at the Wisp at Deep Creek Mountain Resort, McHenry, Maryland 21541. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

              In addition to the specific matters to be acted upon, there will be a report on the progress of your Company and an opportunity to ask questions on matters of general interest to shareholders.

              It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, we would ask that you mark, sign, date and promptly return the enclosed proxy in the envelope provided.

              There will be a reception with light refreshments immediately following the shareholders' meeting for all registered shareholders. Please check the block provided on the Proxy, if you plan to attend. I look forward to seeing you there.



                                                 Sincerely yours,




                                                 WILLIAM B. GRANT
                                                 Chairman of the Board &
                                                 Chief Executive Officer


            P.O. Box 9 Oakland, MD 21550-0009 Telephone 888-692-2654

                            FIRST UNITED CORPORATION
                             19 South Second Street
                                   P.O. Box 9
                          Oakland, Maryland 21550-0009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  March 28, 2003

To Shareholders of First United Corporation:

         Notice is hereby given that the Annual Meeting of the Shareholders of First United Corporation (the "Company") will be held at the Wisp at Deep Creek Mountain Resort, McHenry, Maryland 21541. The meeting is scheduled for:

                      TUESDAY, APRIL 29, 2003, at 3:00 p.m.

         The purposes of the meeting are:

         1. To elect four (4) Directors to serve for a three-year term and until the election and qualification of their successors.

         2. To transact such other business as may be properly brought before the meeting or any adjournment thereof.


         IT IS HOPED  THAT YOU  WILL  PLAN TO  ATTEND,  BUT  WHETHER  OR NOT YOU
CONTEMPLATE ATTENDING THE MEETING, YOU ARE REQUESTED TO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, IF YOU SO DESIRE. ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 28, 2003, ARE ENTITLED TO VOTE AT THIS MEETING.

         Anyone acting as proxy agent for a shareholder must present a proxy properly executed by the shareholder authorizing the agent in form and substance satisfactory to the judges of election, and otherwise in accordance with the Company's Bylaws.


By order of the Board of Directors


ROBERT W. KURTZ
Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            FIRST UNITED CORPORATION
                             19 South Second Street
                                   P.O. Box 9
                          Oakland, Maryland 21550-0009

                                 March 28, 2003

                                 PROXY STATEMENT


INFORMATION CONCERNING THE SOLICITATION

         The enclosed proxy is solicited by the Board of Directors of First United Corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held on April 29, 2003 at 3:00 p.m. at the Wisp at Deep Creek Mountain Resort, McHenry, Maryland 21541, and any adjournment or postponements thereof. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by officers, Directors and regular employees of the Company personally or by telephone, telegraph or facsimile. No additional remuneration will be paid to officers, Directors or regular employees who solicit proxies. The Company may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. The Company has also engaged Mellon Investor Services LLC ("Mellon") to assist in the solicitation of proxies, at an estimated cost of $7,000 plus reasonable expenses.

         Please complete and sign the enclosed proxy and return it to our transfer agent, Mellon, promptly. Should you attend the meeting and desire to vote in person, you may withdraw your proxy by written request delivered to the Secretary of the Company, prior to its exercise by the named proxies. Also, your proxy may be revoked before it is exercised, whether or not you attend the meeting, by notifying Robert W. Kurtz, Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland 21550-0009, in writing prior to the Annual Meeting of Shareholders. Your proxy may also be revoked by using a subsequently signed proxy. Your proxy will be voted in accordance with the instructions on the proxy card. If no instructions are given, your proxy will be voted FOR the Director nominees listed below, and in the discretion of the persons named in the proxy with respect to any other matter properly brought before the meeting. The proxy materials are first being mailed to shareholders on or about March 28, 2003.

OUTSTANDING VOTING SECURITIES; VOTING RIGHTS

         Only shareholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on February 28, 2003 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting of Shareholders. As of the Record Date, there were 6,087,433 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting of Shareholders. Each share of Common Stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the meeting, in which there is a quorum present. Consequently, abstentions and broker non-votes will not affect the outcome of the vote.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned as of the Record Date by Directors and executive officers and by each person that, to the Company's knowledge, beneficially owns more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated and except for shares held by members of an individual's family or in trust, all shares are held with sole dispositive and voting power. The address of each person listed below is the address of the Company.

                                                                                Common Stock  Percent of
                                                                                Beneficially  Outstanding
DIRECTORS & EXECUTIVE OFFICERS:                                                    Owned      Common Stock
                                                                                   -----      ------------
David J. Beachy ............................................................     6,627           .11%
Donald M. Browning..........................................................    17,821           .29%
Rex W. Burton ..............................................................     9,119           .15%
Paul Cox, Jr................................................................     1,667           .03%
Jeannette R. Fitzwater......................................................    10,680           .18%
Philip D. Frantz............................................................     1,911           .03%
William B. Grant ...........................................................    12,851           .21%
Maynard G. Grossnickle......................................................     9,957           .16%
Eugene D. Helbig, Jr........................................................     2,744           .05%
Raymond F. Hinkle ..........................................................     5,684           .09%
Robert W. Kurtz ............................................................     5,719           .09%
Steven M. Lantz.............................................................     1,471           .02%
Elaine L. McDonald..........................................................     3,959           .07%
Donald E. Moran.............................................................   136,964          2.25%
Robin E. Murray.............................................................       659           .01%
Karen F. Myers .............................................................     7,554           .12%
I. Robert Rudy..............................................................    35,224           .58%
James F. Scarpelli, Sr. ....................................................    84,242  (1)     1.38%
Richard G. Stanton..........................................................    13,388           .22%
Robert G. Stuck.............................................................     2,966           .05%
Frederick A. Thayer, III....................................................    50,053           .82%
Frederick A. Thayer, IV.....................................................     4,063           .07%

Directors & Executive Officers as a Group (22 persons) .....................   425,323          6.99%

OTHER BENEFICIAL OWNERS:

Firstoak & Company..........................................................   543,052 (2)      8.92%

(2)      Includes  1365  shares  held  in  the  James  and  Margaret   Scarpelli
         Foundation Trust which Mr. Scarpelli has a1/4interest.

(3) Shares held in the name of Firstoak & Company, a nominee, are administered by the Trust Department of the Bank in a fiduciary capacity. Firstoak & Company disclaims beneficial ownership of such shares.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

         By amendment to the Company's Articles of Incorporation at the 1998 Annual Meeting of Shareholders, the Company's Directors were elected into three classes, as nearly equal in number as possible, with respect to the time for which the Directors may hold office. Directors are elected to hold office for term of three years, and one class of Director expires each year. The terms of Directors of Class II expire this year. Directors of Class III will hold office until the 2004 Annual Meeting of Shareholders and Directors of Class I will hold office until the 2005 Annual Meeting of Shareholders. In each case, Directors are elected until their successors are duly elected and qualify.

         Class II Directors are up for election at this Annual  Meeting.  Andrew
E. Mance, who was a Class II Director, died in July of 2002. Maynard G. Grossnickle, who is a Class II Director, will retire from the Board and, therefore, is not being nominated for re-election in 2003. By resolution as provided in the Bylaws, the Board of Directors has eliminated these vacancies by reducing the number of Directors who shall serve on the Board to 15. Thus, four Directors have been nominated for re-election to Class II.

         The Company's Chairman of the Board and CEO is a member of Class I, and the Company's President and CFO is a member of Class II. No Director or nominee holds any directorships in any other public company. The following nominees for Directors of Class II, their ages as of the Record Date, their principal occupations and business experience, and certain other information are set forth below. In the event a nominee declines or is unable to serve as a director, which is not anticipated, the proxies will be voted for a substitute nominee named by the Board.

NOMINEES FOR CLASS II (Terms Expire in 2006)

                                                         Occupation                            Director
Name                             Age               During Past Five Years                        Since
Raymond F. Hinkle                65              Tax Consultant                                  1996

Robert W. Kurtz                  56              President, Chief Financial Officer              1990
                                                 Secretary and Treasurer
                                                 First United Corporation:  President and
                                                 Chief Financial Officer First United
                                                 Bank & Trust

Elaine L. McDonald               54              Vice President, Alpine Village, Inc.            1995

Donald E. Moran                  72              Secretary/Treasurer, Moran Coal Company         1988


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH NOMINEES.
                                                         ---
         The election of directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting at the Annual Shareholders' Meeting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote, and directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

         The Company lists below all Directors of Class I and Class III whose terms do not expire in 2002, including their ages as of the Record Date, and their principal occupations and business experience.

CLASS I DIRECTORS (Terms Expire in 2005)

                                                         Occupation                            Director
Name                             Age               During Past Five Years                        Since
David J. Beachy                  62             Fred E. Beachy Lumber Co., Inc.                  1985
                                                Building Supplies - Retired

Donald M. Browning               77             Corporate Secretary, Brownings, Inc.             1985
                                                Retail Groceries

Rex W. Burton                    68             Owner & President                                1992
                                                Burtons, Inc., Dry Goods

Paul Cox, Jr.                    63             Owner, Professional Tax Service                  1993
                                                Tax Consulting Firm

William B. Grant                 49             Chairman of the Board                            1995
                                                Chief Executive Officer
                                                First United Corporation and
                                                First United Bank & Trust

CLASS III DIRECTORS (Terms Expire in 2004)

                                                         Occupation                            Director
Name                             Age               During Past Five Years                        Since
Karen F. Myers                   50             President, Mountaineer Log &                     1992
                                                Siding Co., Inc. and Recreational Industries Inc.;
                                                Member, DC Development LLC; Broker, Deep
                                                Creek Mountain Resort

I. Robert Rudy                   49             President, Rudy's Inc.,                           1992
                                                Retail Apparel and Sporting Goods
                                                Member, DC Development LLC

James F. Scarpelli, Sr.          88             Funeral Director, Scarpelli Funeral Home          1985

Richard G. Stanton               62             Banker, Retired                                   1985

Robert G. Stuck                  55             Vice President, Oakview Motors, Inc.              1995

Frederick A. Thayer, III         68             Judge, Retired                                    1996

Family Relationships

         As defined by Securities and Exchange Commission rules and regulations, family relationships exist among Directors, Nominees and Executive Officers. Director Frederick A. Thayer III is the father of Senior Vice President
Frederick A. Thayer IV. Director I. Robert Rudy and Senior Vice President Jeannette R. Fitzwater are siblings. Director Karen F. Myers and Senior Vice President Philip D. Frantz are first cousins. Maynard G. Grossnickle and Raymond
F. Hinkle are brother-in-laws. No other family relationships exist.

Attendance at Board Meetings

         During 2002 the Board of Directors of the Company held nine meetings. All incumbent Directors attended at least 75% of the aggregate number of (i) Board Meetings and (ii) meetings of each committee of the Board on which such Director served. In addition, Directors of the Company's subsidiaries have met in accordance with guidelines established by the Board of Directors.

Committees of the Board of Directors

         In addition to meeting as a group, certain members of the Board also devote their time to certain standing committees. These committees act on behalf of the Company. Among those standing committees of the Company are the Audit, Asset and Liability Management, Executive, Strategic Planning, Compensation, and Governance and Nomination Committees. The Chairman of the Board and CEO of the Company, William B. Grant, and the President, Chief Financial Officer and Secretary/Treasurer of the Company, Robert W. Kurtz, are members of all committees, except the Audit Committee, the Compensation Committee, and the Governance and Nomination Committee. Members of the Board of Directors of the Company are also members of the Board of Directors of the lead subsidiary, First United Bank & Trust (the "Bank").

Audit Committee - The Audit Committee, which consists of David J. Beachy, Paul Cox, Jr., Maynard G. Grossnickle, Richard G. Stanton, and Robert G. Stuck, assists the Board in monitoring the integrity of the financial statements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors, the compliance by the Company with legal and regulatory requirements, and the performance of the Loan Review function. This committee met four times in 2002. Paul Cox, Jr. was appointed to the Committee on January 15, 2003.

Asset and Liability Management Committee - The Asset and Liability Management Committee, which consists of David J. Beachy, Paul Cox, Jr., William B. Grant, Raymond F. Hinkle, Robert W. Kurtz, Elaine L. McDonald, Karen F. Myers, I.
Robert Rudy, Robert G. Stuck, and Frederick A. Thayer, III, reviews and recommends changes to the Company's Asset and Liability, Investment, Liquidity, and Capital Plans. This committee met four times in 2002.

Executive Committee - The Executive Committee, which consists of Rex W. Burton, Paul Cox, Jr., William B. Grant, Maynard G. Grossnickle, Robert W. Kurtz, Donald
E. Moran, I. Robert Rudy, James F. Scarpelli, Sr., Richard G. Stanton, Robert G. Stuck and Frederick A. Thayer, III, is responsible for reviewing and recommending changes to the Company's Insurance Program, overseeing compliance with the Company's Bylaws and Articles of Incorporation, supervising the Company's CEO, monitoring the performance of the Company and its subsidiaries, and recommending changes to the Company's and subsidiaries' personnel policies. Until January 15, 2003, the Executive Committee also acted in executive session without Messrs. Grant and Kurtz to address executive compensation matters, which matters are now the responsibility of the Compensation Committee. Additionally, the full Executive Committee was responsible for the nomination of Directors prior to January 15, 2003, which is now the function of the Governance and Nomination Committee. The Executive Committee functions with the authority of the full Board between meetings of the Board. This committee met one time in 2002.

Strategic Planning Committee - The Strategic Planning Committee, which consists of Donald M. Browning, Rex W. Burton, Paul Cox, Jr., William B. Grant, Raymond
F. Hinkle, Robert W. Kurtz, Elaine L. McDonald, Donald E. Moran, I. Robert Rudy, Richard G. Stanton, Frederick A. Thayer, III, and four Advisory Council members, Susan P. Kelley, Gary R. Ruddell, Renick C. Williams and Hunter Wilson, focuses on long-term planning to insure that management's decisions take into account the future operating environment, the development of corporate statements of policy, review of overall management internal control procedures, and review of management's internal and external information and communications systems. This committee met four times in 2002.

Compensation Committee - The Compensation Committee, which consists of Donald M. Browning, Rex W. Burton, Maynard G. Grossnickle, Raymond F. Hinkle, Elaine L. McDonald, James F. Scarpelli, Sr., Richard G. Stanton, and Robert G. Stuck, is responsible for recommending to the Board a compensation policy for the CEO and other executive officers of the Company and its subsidiaries, recommending changes to the CEO's compensation package based on performance reviews, and to produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations. This Committee was formed on January 15, 2003. Prior to its formation, the duties of the Compensation Committee were performed by the Executive Committee acting in executive session without Messrs. Grant and Kurtz, which met one time in 2002.

Governance and Nomination Committee - The Corporate Governance and Nomination Committee, which consists of David J. Beachy, Donald M. Browning, Rex W. Burton, Paul Cox, Jr., Elaine L. McDonald, Donald E. Moran, and James F. Scarpelli, Sr. is responsible to identify individuals qualified to become members of the Board and recommend that the Board select the director nominees and to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company and its subsidiaries. This Committee was formed January 15, 2003.

         Under Article II, Section 4 of the Bylaws, the Executive Committee will consider director nominations from shareholders if the nomination is made in writing by notice delivered to the Chairman/CEO of the Company no less than 150 days nor more than 180 days before the date of the shareholders' meeting. The notice must contain (i) for each proposed nominee, his or her name, address, and principal occupation, and the number of shares of the Company's Common Stock that he or she owns, (ii) for the notifying shareholder, his or her name and residence address, and the number of shares of the Company's Common Stock that he or she owns, (iii) a written consent of the proposed nominee as to his or her name being placed in nomination for Director and a statement by the nominee that he or she will serve if elected, and (iv) all information required by Regulation 14A of the Securities Exchange Act of 1934, as amended, and Rule 14a-11, as promulgated thereunder

AUDIT COMMITTEE REPORT

         The Audit Committee has adopted a written charter, a copy of which is attached hereto as Appendix A. The Audit Committee has (i) reviewed and discussed the Company's consolidated audited financial statements for the year ended December 31, 2002 with Company management; (ii) discussed with Ernst & Young, LLP, the Company's independent auditors, all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.
380), as modified or supplemented; and (iii) has received the written disclosures and the letter from Ernst & Young, LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the auditors the auditors' independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for the year ended December 31, 2002, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

         AUDIT COMMITTEE

         By:     David J. Beachy             Richard G. Stanton
                 Paul Cox, Jr.               Robert G. Stuck
                 Maynard G. Grossnickle

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth the total remuneration for services in all capacities paid during each of the last three fiscal years to the Chief Executive Officer and each other executive officer of the Company during the fiscal year ended December 31, 2002.

Name and                                                     Annual Compensation                   All other
                                                             -------------------
Principal Position                     Year             Salary        Bonus (1)    Other        Compensation(2)(3)
------------------                     ----             ------        -----                     ------------
William B. Grant                       2002            $175,000     $55,439       $6,124         $  5,170
Chairman of the Board and              2001            $150,000     $79,701                      $  6,281
CEO                                    2000            $150,000     $55,231                      $  4,956

Robert W. Kurtz                        2002            $132,000     $51,288       $7,737         $  1,455
President, Chief Financial             2001            $117,000     $65,500                      $    837
Officer and Secretary/Treasurer        2000            $117,000     $49,626                      $    851

Jeannette R. Fitzwater                 2002            $ 70,000     $32,799       $2,103         $  4,120
Senior Vice President and              2001            $ 70,000     $41,242                      $  3,645
Director of Human Resources            2000            $ 70,000     $33,606                      $  3,619

Philip D. Frantz                       2002            $ 70,000     $32,799       $1,984         $  3,629
Senior Vice President and              2001            $ 70,000     $29,920                      $  3,629
Director of Operations and             2000            $ 70,000     $33,607                      $  3,619
Support

Eugene D. Helbig, Jr.                  2002            $ 85,000     $52,249       $4,105         $  5,152
Senior Vice President and              2001            $ 70,000     $47,543                      $  3,889
Senior Trust Officer                   2000            $ 70,000     $40,605                      $  3,491

Steven M. Lantz                        2002            $ 95,000     $62,719       $3,116         $  5,951
Senior Vice President and              2001            $ 70,000     $44,855                      $  4,215
Senior Lending Officer                 2000            $ 70,000     $45,691                      $  3,879

Robin E. Murray                        2002            $ 58,659     $ 4,299       $  738         $  2,251
Senior Vice President and              2001            $ 54,238     $ 4,055                      $  2,045
Director of Marketing                  2000            $ 52,659     $ 4,244                      $  1,992

Frederick A. Thayer, IV                2002            $ 80,000     $74,345       $2,334         $  5,785
Senior Vice President and              2001            $ 70,000     $42,827                      $  3,549
Director of Sales                      2000            $ 70,000     $30,900                      $  3,546

(1) The bonus, which constitutes pay for performance, for 2000, 2001 and 2002 was distributed in 2001, 2002 and 2003, respectively. Mr. Grant has elected to defer $55,439 of his 2002 pay for performance into the Company's Deferred Compensation Plan.
(2) Amounts shown include income imputed to the named executive in connection with the bank-owned life insurance ("BOLI") plan established by the Bank for certain Bank officers (see "Certain Transactions with Directors and Executive Officers", below) as follows: William B. Grant, $533; Robert W. Kurtz, $424; Jeannette Fitzwater, $135; Phillip D. Frantz, $119; Eugene D. Helbig, Jr., $281; Steven M. Lantz, $224; Robin
         E. Murray, $15; and Frederick A. Thayer, IV, $199. All other amounts shown are for basic and matching contributions made by the Company for each respective executive officer under the Company's 401(k) Profit Sharing Plan.

(3) Each executive officer has in excess of seven years of credited service under the 401(k) Profit Sharing Plan and are therefore 100% vested.

Compensation Committee Interlocks and Insider Participation

         The members of the Board who performed the functions of the Compensation Committee during the last completed fiscal year were: Rex W. Burton, Paul Cox, Jr., Maynard G. Grossnickle, Donald E. Moran, I. Robert Rudy, James F. Scarpelli, Sr., Richard G. Stanton, Robert G. Stuck and Frederick A. Thayer, III. Mr. Stanton is the former Chairman of the Board, President and CEO of the Company.

Compensation Committee Report on Compensation

         The basic philosophy of the Company's compensation program is to offer competitive compensation for all executive employees, which takes into account both individual contributions and corporate performance.

         Executive compensation for the Chairman of the Board/CEO, the President/CFO, and each other executive officer consists of two principal elements: (i) base salary; and (ii) incentives that are variable, fluctuate annually, and are linked to the Company's performance, and therefore at risk. Base salaries are set at levels intended to foster a career development among executives, consistent with the long-term nature of the Company's business objectives. In setting base salary levels, consideration is given to establishing salary levels that approximate the amounts paid for similar executive positions at other comparable community banking organizations. Salary adjustments and "at risk" amounts are determined in accordance with the Annual Incentive Program established for executive officers and other members of senior management. The incentive program, which was developed in consultation with the Company's independent accountants, utilizes a targeted goal-oriented approach whereby each year the committee establishes performance goals based on the recommendation of the Chairman and CEO. The performance goals include strategic financial measures such as earnings per share, return on equity, and efficiency ratio. Each of these elements is weighted approximately the same. The measures are established annually at the start of each fiscal year and are tied directly to the Company's business strategy, projected budgeted results and competitive peer group performance.

         Base salary levels for the executives in 2002 were recommended by the Executive Committee acting in executive session without Messrs. Grant and Kurtz and were approved by the non-employee Directors of the Board. Incentive compensation for the executives for 2002 was recommended in 2003 by the Compensation Committee and approved by the non-employee Directors of the Board.

         The targeted goals for incentive compensation are set at levels which only reward continued exceptional Company performance. The incentive awards are expressed as a percent of base pay and measured on a range around the targeted goals with a fixed maximum incentive award. The plan provides a payout equal to 23.70% of salary for attaining the minimum goals, a payout of 46.70% of salary for attaining the targeted goals, and up to 69.70% of salary for reaching or exceeding maximum goal levels. Payout percentages are interpolated for results between various categories.

         The 2002 goals, as approved by the Board, are shown below, and compared to the actual results for 2002:

                        Minimum         Target       Maximum        Actual
                        -------         ------       -------        ------
Return on Equity         13.17%         13.44%       13.71%          12.75%
Earnings Per Share      $ 1.60          $1.63        $1.66           $1.59
Efficiency Ratio         60.65%         59.46%       58.27%          62.39%

         As the results indicate, Company performance fell short of the minimum goals for 2002. The Compensation Committee realized that the minimum goals were not met due to a realized loss on an equity security issued by the Federal Home Loan Mortgage Corporation as discussed in Footnote 3 to the consolidated financial statements contained in the Company's Annual Report of Form 10-K for the year ended December 31, 2002, which accompanies this Proxy Statement. The Committee believed that the executives should not be penalized for this "other than temporary" loss, so the pay for performance for the Senior Vice Presidents was based on ratios that were based on ratios that were exclusive of this loss. Pay for performance for Mr. Grant and Mr. Kurtz was calculated to result in total compensation being roughly equivalent to total compensation paid for 2001.

         Mr. Grant's incentive compensation was based on meeting certain financial goals as outlined in the preceding table. The incentive compensation for each other executive officer was based on a combination of financial goals of the Company and certain subjective goals on their personal performance.

      EXECUTIVE COMMITTEE (acting in executive session) / COMPENSATION COMMITTEE

      By: Donald M. Browning      Rex W. Burton       Paul Cox, Jr.
          Maynard G. Grossnickle  Raymond F. Hinkle   Elaine L. McDonald
          Donald E. Moran         I. Robert Rudy      James F. Scarpelli, Sr.
          Richard G. Stanton      Robert G. Stuck     Frederick A. Thayer, III

Directors' Fees

         Directors' fees are paid only to Directors who are not executive officers of the Company. A director of the Company receives $400 for a Board meeting and $200 for each committee meeting of the Board of which the director is a member. Directors who are not executive officers of the Company are also paid an annual retainer fee of $8,500.

COMPENSATION PLANS

Pension Plan

         The Company maintains a Defined Benefit Pension Plan (the "Pension Plan") for the purpose of providing post-retirement benefits to vested employees. The following table shows the maximum annual retirement benefits payable under the Pension Plan for various levels of compensation during the year of service:

APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT AT AGE 65 BASED ON YEARS OF CREDITED SERVICE

                                                                 YEARS OF SERVICE
         FINAL            15 YEARS         20           25            30              35             40            45
        AVERAGE                          YEARS         YEARS         YEARS          YEARS          YEARS         YEARS
     COMPENSATION

      $  30,000          $ 6,000      $  8,000     $ 10,000       $ 12,000       $  14,000     $  16,000    $   18,000
         70,000           15,000        20,000       25,000         30,000          35,000        40,000        45,000
        110,000           24,000        32,000       40,000         48,000          56,000        64,000        72,000
        150,000           33,000        44,000       55,000         66,000          77,000        88,000        99,000
        190,000           42,000        56,000       70,000         84,000          98,000       112,000       126,000
        230,000           44,250        59,000       73,750         88,500         103,250       132,750       132,750

         For purposes of this table, final average compensation shown is twelve times the average of the highest salary during sixty consecutive months in the last one hundred twenty months preceding normal retirement. Also, for purposes of the table, benefits are payable for life with a minimum guarantee of ten years. Benefits are computed on an actuarial basis. To convert the benefits at normal retirement to a lifetime only benefit, the amounts would be increased by a factor of 1.0677%. Social Security benefits are not shown on the table and would not reduce retirement benefits under the plan.

         A table showing current compensation covered by the Pension Plan and the estimated credited years of service for the Highly Compensated Employees immediately follows the Supplemental Executive Retirement Plan discussion.

Supplemental Executive Retirement Plan

         Effective November 1, 2001, the Bank's Board of Directors adopted the First United Bank and Trust Supplemental Executive Retirement Plan (the "SERP"). The SERP provides supplemental retirement income to certain senior executives of the Bank designated by the Bank's Board. The executives listed in the Summary Compensation Table are also executives of the Bank and have been designated for coverage under the SERP, with the exception of Robin M. Murray, who will become eligible to participate in 2003. The SERP benefit vests upon the executive reaching Normal Retirement Age (as defined in the SERP), upon completion of 10 years of service, or upon death. The normal retirement benefit will be 2.5% of final pay for each year of service up to 24 years of service, plus 1% of final pay for each year of service above 24 up to a maximum of 29 years of service, less 50% of the executive's Social Security benefits and 100% of the benefits payable to the executive under the Company's Pension Plan. If the participant dies prior to retirement, the SERP benefit will additionally be reduced by the amount of any death benefit payable to the participant's designated beneficiaries under the Bank's split-dollar arrangements offered in connection with the bank-owned life insurance ("BOLI") plan (see "Transactions with Directors and Executive Officers", below). In no event will the sum of the pre-retirement SERP benefit paid upon death and the benefits paid under the split-dollar arrangement exceed the normal retirement SERP benefit earned to date of death. For purposes of the SERP, a participant's Final Pay shall mean the average of the three (3) highest annual pay periods over the five (5) years preceding the participant's Normal Retirement. The following table shows the projected benefit payable by the SERP as a single life annuity for various levels of compensation and years of service.

                                                                    YEARS OF SERVICE
          FINAL AVERAGE                  15 YEARS             20 YEARS             25 YEARS             29 YEARS
           COMPENSATION
----------------------------------- -------------------- -------------------- -------------------- -------------------
             $ 100,000                  $ 5,790              $11,040              $14,790                $12,990
               125,000                    9,540               16,040               20,665                 18,365
               150,000                   13,290               21,040               26,540                 23,740
               175,000                   17,040               26,040               32,415                 29,115
               200,000                   20,790               31,040               38,290                 34,490
               225,000                   30,165               43,540               53,540                 50,740
               250,000                   39,540               56,040               68,790                 66,990

         The SERP Benefit is based on the annual compensation listed in the Summary Compensation Table. It is expected that the executives will have at least 29 years of service at retirement.

         The executive may elect to receive benefits in a lump sum, calculated using the same actuarial assumptions as used under the Pension Plan. Amounts to pay the benefits may, at the Bank's discretion, be held in a rabbi trust. Upon a change of control, the rabbi trust must be fully funded to pay accrued benefits. In addition, upon certain terminations of employment following a change of control, the seven executives originally designated for coverage become entitled to at least the benefit they would receive based on 24 years of service.

         The current compensation covered by the Pension Plan and by the SERP (collectively, the "Plans") and the estimated credit years of service at December 31, 2002, for each of the Highly Compensated Employees under the Plans are as follows:


                              Current Compensation     Estimated Credited
                              Covered By the Plans    Years of Service at
                                                            12/31/02
-------------------------------------------------------------------------
William B. Grant                      $266,462              24 Years
Robert W. Kurtz                       $207,318              30 Years
Jeannette R. Fitzwater                $117,330              17 Years
Philip D. Frantz                      $106,414              19 Years
Eugene D. Helbig, Jr.                 $144,472              17 Years
Steven M. Lantz                       $169,753              16 Years
Robin E. Murray                       $ 66,688              25 Years
Frederick A. Thayer, IV               $168,104              11 Years

401(k) Profit Sharing Plan

         Bank employees are permitted to contribute a portion of their salary to the Company's 401(k) Profit Sharing Plan. The Bank makes a matching contribution equal to 50% of the amount deferred, up to 6% of an employee's salary, provided that the employee has completed at least one year of service to the Bank. The Bank may make additional discretionary contributions for employees equal to a percentage of each employee's salary. No executive officer received a discretionary contribution for 2002, 2001 or 2000.

Employee Stock Ownership Plan

         Employees who complete one year of service to the Bank are eligible to participate in the Company's Employee Stock Ownership Plan, whereby the Bank makes contributions to the plan's fund to provide a retirement benefit to the employee. All contributions under the plan are invested in Company Common Stock. No contributions were made by the Bank to this plan for 2002, 2001 and 2000. This plan merged into the 401(k) Profit Sharing Plan effective July 1, 2000.

Deferred Compensation Plan

         Selected executives and Directors of the Company and its subsidiaries are permitted to participate in the Company's Non-Tax Qualified Deferred Compensation Plan. The plan permits each participant to defer income to a "rabbi trust." The funds are then distributed to the participant at termination of employment or Director status. The plan benefits are taxed to the participant at the time of distribution.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Some of the Directors and officers of the Company and their associates were customers of and had banking transactions with the Bank subsidiary of the Company in the ordinary course of business during 2002. All loans and loan commitments included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable transactions with others, and in the opinion of the Management of the Company, do not involve more than a normal risk of collectability or present other unfavorable features.

         In 2001, the Bank made a one-time payment of $18 million to purchase bank-owned life insurance policies covering the lives of the Bank's executive and certain other officers. The Bank is the sole owner of the BOLI policies, has all rights with respect to the cash surrender values of the BOLI policies, and is the sole death beneficiary under the BOLI policies. The Bank has agreed, however, to endorse a portion of the death benefits payable under the BOLI policies to beneficiaries named by each covered officer. Participation in this split-dollar arrangement can be terminated for any reason, at any time, by either the Bank or the covered officer. The Bank intends to terminate each covered officer's participation at retirement. For tax purposes, a covered officer realizes nominal income from the split-dollar arrangement each year equal to the value of that officer's life protection. If the executive officers named above were to die while employed by the Bank, the benefits payable under the split-dollar arrangement to their respective beneficiaries would be as follows: William B. Grant, $910,000; Robert W. Kurtz, $590,000; Jeannette R. Fitzwater, $510,000; Phillip D. Frantz, $450,000; Eugene D. Helbig, Jr., $580,000; Steven M. Lantz, $670,000; Robin M. Murray, $25,000; and Frederick A. Thayer, IV, $662,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, the Company's executive officers and
Directors, and persons who beneficially own more than 10% of the Company's Common Stock, are required to file certain reports regarding their ownership of Common Stock with the Securities and Exchange Commission. Based solely on a review of copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that, during the fiscal year ended December 31, 2002, such persons timely filed all reports required to be filed by Section 16(a).

PERFORMANCE GRAPH

         Set forth below is a graph showing 5-year cumulative total return of the Common Stock as compared with all publicly traded banks and bank holding companies in the $500 million to $1 billion Asset-Size Index, and the NASDAQ total index.

[OBJECT OMITTED]  GRAPH

=====================================

                                                                       Period Ending
                                      --------------------------------------------------------------------------------
Index                                  12/31/97    12/31/98     12/31/99       12/31/00      12/31/01      12/31/02
------------------------------------- ----------- ------------ -------------- ------------- ------------- ------------
First United Corporation                100.00       84.71         76.56          58.36         94.52       101.06
NASDAQ - Total US                       100.00      140.99        261.48         157.42        124.89        86.33
SNL $500M-$1B Bank Index                100.00       98.32         91.02          87.12        113.02       144.30


INDEPENDENT PUBLIC ACCOUNTANTS AND AUDIT FEES

         The accounting firm of Ernst & Young, LLP has acted as the Company's independent public accountants for the year ended December 31, 2002, and has been selected to act as such for the current year. Representatives of Ernst & Young, LLP are not expected to be present at the Annual Meeting.

Audit Fees

         The aggregate estimated fees billed by Ernst & Young, LLP for professional services rendered for the audit of the Company's consolidated annual financial statements for the year ended December 31, 2002, and the review of the interim financial statements included in the Company's Forms 10-Q, was $93,975.

Financial Information Systems Design and Implementation Fees

         During fiscal year 2002, Ernst & Young, LLP did not render to the Company any of the professional services with regard to financial information systems design and implementation described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

         The aggregate fees billed for services rendered by Ernst & Young, LLP for the year ended December 31, 2002, other than the services described above under "Audit Fees", were $314,443, including audit related services (such as benefit plan audits, accounting consultation and SEC registration statements) of $30,550 and nonaudit services (such as tax services) of $283,893. The Audit Committee has determined that the provision of the services covered in "All Other Fees" is compatible with maintaining Ernst & Young, LLP's independence.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Shareholders' proposals for the 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the Company's principal office not later than November 28, 2003 (120 days before the date of mailing based on this year's proxy statement date), and meet all other requirements for inclusion in the proxy statement. All other shareholder proposals must be received by the Company at its principal office by February 12, 2004 (45 days before the date of mailing based on this year's proxy statement date.)

OTHER MATTERS

         As of the date of this proxy statement, the Board is not aware of any matters, other than those stated above, that may properly be brought before the meeting. If other matters should properly come before the meeting or any adjournment thereof, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

                                            By order of the Board of Directors


                                            ROBERT W. KURTZ
                                            Secretary

                                   APPENDIX A

                             Audit Committee Charter
                         As Amended on January 15, 2003

                            First United Corporation
                             Audit Committee Charter


Purpose

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements, and (5) the performance of the Loan Review function.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. All committee members shall be financially literate. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor as well as set policies for auditor hiring and firing. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters


1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.       Review and discuss quarterly reports from the independent auditors on:

         (a)      All critical accounting policies and practices to be used.

         (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

         (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

10. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company, including the written disclosures required by the Independence Standards Board. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function
--------------------------------------------------

14.      Review the appointment and replacement of the Audit Manager.

15. Review the significant reports to management prepared by the internal audit department and management's responses, including the review of any audit problems.

16. Discuss with the internal audit department, its responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities
-------------------------------------

17. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

18. Obtain reports from management, the Company's Audit Manager and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

21. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

22.      Review and approve any conflicts of interest issues.

23. Review the significant reports to management prepared by the Compliance Department and management's response.

Oversight of the Company's Loan Review Function
-----------------------------------------------

24.      Review the reports  provided by the loan review  function  which detail
         (1) loan quality, (2) the adequacy of loan documentation, (3) compliance with bank policy, and (4) compliance with state and federal regulations.

25.      Review any problem loans as well as review the bank's Watch List.

26. Review the Provision for Loan Losses and the adequacy of the Reserve for Probable Loan and Lease Losses.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                   Appendix B

                                      PROXY
                            FIRST UNITED CORPORATION
                                   P.O. Box 9
                             Oakland, MD 21550-0009

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Khim W. Bittle and Mr. Gary R. Ruddell, and each of them, as Proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of First United Corporation held of record by the undersigned on February 28, 2003, at the Annual Meeting of Shareholders to be held on April 29, 2003, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. HOWEVER, IN THE ABSENCE OF DIRECTION TO THE CONTRARY, THE ATTORNEYS NAMED HEREIN INTEND TO VOTE THIS PROXY "FOR" PROPOSAL 1 HEREON, AND FOR MATTERS WHICH MAY BE PRESENTED AT THE MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

              (Please sign on reverse side and return immediately)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

        FIRST UNITED CORPORATION CAPABLE AND EAGER TO MEET THE FINANCIAL
                           NEEDS OF ITS SHAREHOLDERS

Dividend Reinvestment
---------------------
A convenient way to make your shares in First United GROW! Our plan also allows you to purchase additional shares.

Trust Services
--------------
First United offers a complete array of trust services designed to meet the individual needs of our clients. These services include personal trusts, estate planning, employee benefit plans, estate administration and fully managed IRA's.

Relationship Banking Packages
-----------------------------
Relationship Banking Packages are special programs that reward you with financial benefits for combining your deposit, loan and/or investment accounts with us. These programs are designed specifically for your lifestyle needs. Whether you are just getting started or you are protecting your financial assets, My Bank/First United provides a variety of relationship package solutions. We want to help you achieve financial success!

Brokerage Services
------------------
Full service brokerage is available through PRIMEVEST Financial Services located at First United. PRIMEVEST offers a broad spectrum of investment products and services, such as retirement planning, financial planning, portfolio management and much more. Our PRIMEVEST Investment Executives devote a high level of attention to your investment needs.

PRIMEVEST Financial Services, Inc. is an independent, registered broker/dealer. Member of NASD/SIPC. Securities provided by PRIMEVEST: *Not FDIC Insured *No Financial Institution Guarantee *May lose value.

President's Club
----------------
The President's Club is a truly unique club which brings together the special customers of First United for informative seminars, delightful trips and special promotions.

THIS LIST IS ONLY A SAMPLE OF THE  SERVICES  WHICH  YOU,  OUR  OWNERS,  CAN TAKE
ADVANTAGE OF. FOR MORE DETAILS ON THESE EXCITING SERVICES, CALL MY BANK'S CUSTOMER SERVICE CENTER, TOLL FREE AT (888) 692-2654.

1. Proposal to elect 4 Directors to serve until the 2006 Annual Meeting of Shareholders and until the election and qualification of their successors.

FOR                           WITHHOLD         (INSTRUCTION: To withhold
all nominees                  AUTHORITY        authority to vote for any
listed at right (except as    to vote for all  individual nominee, strike a line
indicated by strike-through)  nominees listed  through the nominee's name in the
                              at right         list below.)

[ ]                           [ ]            CLASS II (Term Expires 2006)
                                             Raymond F. Hinkle, Robert W. Kurtz
                                             Elaine L. McDonald, Donald E. Moran

2. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

         If you plan to attend the meeting please designate the number that will attend. [ ]

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF THE AFORESAID ANNUAL MEETING OF SHAREHOLDERS

Signature                 Signature                      Date
         ---------------           ----------------           ---------------

NOTE: Please sign exactly as name appears hereon. Joint holders should each sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. If a corporation or other entity, please sign in full corporate or entity name by authorized person.

                            _ FOLD AND DETACH HERE _